                                                                    EXHIBIT 10.8

                              SETTLEMENT AGREEMENT

            SETTLEMENT AGREEMENT (this "Agreement") made and entered into on September 26, 2005 by and among PowerHouse Technologies Group, Inc., a Delaware corporation ("PTG"), The Wall Street Group, Inc., a New York corporation ("WSG"), and Wall Street Consultants, Inc., a New York corporation ("WSC" and together with WSG the "WSG Parties"). (PTG, WSG, and WSC are referred to individually and collectively as "Party" or the "Parties.")

            WHEREAS, WSG is the Claimant and PTG is the Respondent in an arbitration proceeding pending before the American Arbitration Association, Case No. 13 117 Y 00213 05 (the "Arbitration"), in which PTG has asserted a counterclaim against WSG, and the Parties hereto desire to settle and terminate the Arbitration, including all claims and counterclaims asserted therein;

            NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises hereinafter set forth, it is hereby agreed as follows:

       1. At a closing to be held on or before September 27, 2005 at the offices of Siller Wilk LLP, 675 Third Avenue, New York, New York:

            (a) PTG shall pay to WSG the sum of $328,000 by wire transfer to a bank account designated by WSG, or, at the option of WSG, by certified or bank cashier's check;

            (b) PTG shall grant to WSC, which is an affiliate of WSG, a five-year option (the "Option") for the purchase of 350,000 shares of Common Stock of PTG, by delivering to the WSG Parties' attorneys, McElroy, Deutsch, Mulvaney & Carpenter, LLP ("MDM&C"), an option agreement in the form annexed hereto as
Exhibit 1 (the "Option Agreement") signed by a duly authorized officer of PTG (the signed Option Agreement may be delivered by facsimile or pdf, provided that the original is received by MDM&C by the next business day);

            (c) The WSG Parties shall deliver to PTG a Release in the form attached hereto as Exhibit 2 (the "WSG Release");

            (d) PTG shall deliver to the WSG Parties a Release in the form attached hereto as Exhibit 3 (the "PTG Release");

            (e) WSG and PTG shall execute a Stipulation in the form attached hereto as Exhibit 4 (the "Stipulation") dismissing the Arbitration with prejudice and without costs by any Party as against another; and

            (f) Until the funds referred to in paragraph 1(a) have been received in WSG's account and the original Option Agreement has been received by MDM&C, MDM&C shall hold the Option Agreement, the WSG Release, the PTG Release and the Stipulation in escrow. Immediately after such funds are received in WSG's account and the original Option Agreement is received by MDM&C, MDM&C shall (i) deliver the Option Agreement to WSC, (ii) deliver the WSG Release to PTG, (iii) deliver the PTG Release to WSG and (iv) deliver to PTG the Stipulation signed by MDM&C for filing with the American Arbitration Association, and WSG and PTG shall execute such other documents as shall be necessary to effect the dismissal of the Arbitration.

      2. Without admitting or denying whether the Stock Option Agreement, dated April 1, 2003, between Agate Technologies Inc. (now known as PTG) and WSC (the "2003 Stock Option Agreement") is a valid or enforceable agreement, the Parties agree that, upon completion of the closing referred to in paragraph 1, the 2003 Stock Option Agreement shall be terminated, cancelled and be deemed null and void.

      3. This Agreement is not intended to be and shall not be deemed to be an admission of liability or of any fact by any of the Parties.

      4. The Parties acknowledge that they are subject to the terms of a Confidentiality Agreement, dated as of September 15, 2005 (the "Confidentiality Agreement"), by and among the Parties.

      5. In connection with the issuance of the Option, PTG represents and warrants to the WSG Parties as follows:

         (a) PTG has delivered to the WSG Parties or their attorneys a true and complete copy of the Common Stock and Warrant Purchase Agreement, dated as of September 21, 2005, by and between PTG and Cordillera Fund, L.P., including the Disclosure Schedule referred to therein (the "Delivered Purchase Agreement"). The terms and provisions of Section 4 of, and the Disclosure Schedule to, the Delivered Purchase Agreement are the same as the terms and provisions of Section 4 of, and the Disclosure Schedule to, each of the other purchase agreements in like form simultaneously entered into by PTG with the

Other Purchasers (as such term is defined in Section 2 of the Delivered Purchase Agreement).

            (b) PTG has delivered to the WSG Parties or their attorneys a copy of a "Common Stock Offering" term sheet received by PTG on August 1, 2005 describing some of the proposed terms of the financing which were subsequently modified and incorporated into the Delivered Purchase Agreement.

            (c) Each of PTG's representations and warranties in Section 4 of the Delivered Purchase Agreement, subject to the qualifications and limitations set forth therein, are hereby deemed made by PTG to the WSG Parties as if addressed to them, provided that this paragraph 5(c) does not apply to PTG's covenants and obligations in Section 4 of the Delivered Purchase Agreement.

      6. In connection with WSC's receipt of the Option, each of the WSG Parties represents and warrants to PTG as follows:

            (a) It is an "accredited investor" within the meaning of Rule 501(a)(8) of Regulation D under the Securities Act of 1933, as amended.

            (b) It is knowledgeable, sophisticated and experienced in making investment decisions such as that involved in acquiring the Option, and has requested, received and reviewed all information it deems relevant in making an informed decision to acquire the Option, including, without limitation, the documents referred to in paragraphs 5(a) and 5(b) above and the reports and documents filed by PTG with the U.S. Securities and Exchange Commission which are referred to in Section 4.19 of the Delivered Purchase Agreement.

            (c) WSC is acquiring the Option for its own account for investment and with no present intention of distributing the Option or the shares issuable upon the exercise thereof.

      7. Nothing contained in this Agreement or in the Releases provided for in paragraphs 1(c) and 1(d) shall release any of the Parties from its obligations under this Agreement.

      8. All notices and other communications hereunder shall be in writing and shall be deemed complete and to have been sufficiently given if mailed by Certified or Registered Mail, Return Receipt Requested, addressed as follows:

                To PTG:

                PowerHouse Technologies Group, Inc.
                555 Twin Dolphin Drive
                Suite 650
                Redwood City, CA 94065

                Attention: Mr. Jay Elliot, CEO

                With a copy to:

                Stephen D. Hoffman, Esq.
                Siller Wilk LLP
                675 Third Avenue
                New York, NY 10017-5704

                To WSG and WSC:

                The Wall Street Group, Inc.
                32 E. 57th Street
                New York, NY 10022

                Attention: Mr. Donald Kirsch

            With a copy to:

            I. Michael Bayda, Esq.
            McElroy, Deutsch, Mulvaney & Carpenter, LLP
            88 Pine Street
            New York, NY 10005

or in any case to such other address as shall have been specified by notice from the addressee to the sender of such notice or other communication. All such communications shall be deemed received on the date received or refused as established by the Return Receipt.

      9. This Agreement together with the Confidentiality Agreement set forth the full and complete understanding of the Parties with respect to the subject matter hereof. This Agreement may not be modified or amended except by a writing executed by the Party to be charged.

      10. No failure on the part of any Party to enforce any covenant or provision herein contained shall be deemed a waiver hereunder by such Party, or discharge or invalidate such covenant or provision, or affect the right of such Party to enforce the same in the event of any subsequent default.

      11. This Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to choice of law principles. Each of the Parties consents to the jurisdiction of the courts in the State of New York in any civil action or proceeding commenced by any Party to enforce its rights hereunder. The prevailing Party in any such suit or proceeding shall be entitled to recover its reasonable attorneys' fees and expenses.

      12. This Agreement may be signed in counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                                      * * *

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by a duly authorized officer.

                                POWERHOUSE TECHNOLOGIES GROUP, INC.

                                By: /s/ Jay Elliot
                                   --------------------
                                   Name: JAY ELLIOT
                                   Title: CEO

                                THE WALL STREET GROUP, INC.

                                By:__________________________
                                   Name:
                                   Title:

                                WALL STREET CONSULTANTS, INC.

                                By:__________________________
                                   Name:
                                   Title:

                                MCELROY, DEUTSCH, MULVANEY & CARPENTER, LLP
                                (For purposes of paragraphs l(b) and l(f) only)

                                By:__________________________
                                   Name:
                                   Title:

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by a duly authorized officer.

                                POWERHOUSE TECHNOLOGIES GROUP, INC.

                                By:_________________________
                                   Name:
                                   Title:

                                THE WALL STREET GROUP, INC.

                                By: /s/ Ronald Stabiner
                                   ------------------------------
                                   Name: RONALD STABINER
                                   Title: VICE PRESIDENT

                                WALL STREET CONSULTANTS, INC.

                                By: /s/ Ronald Stabiner
                                   ------------------------------
                                   Name: RONALD STABINER
                                   Title: VICE PRESIDENT

                                MCELROY, DEUTSCH, MULVANEY &
                                CARPENTER, LLP
                                (For purposes of paragraphs l(b) and l(f) only)

                                By: /s/ Jay A. Katz
                                   ---------------------
                                   Name: JAY A. KATZ
                                   Title: Attorney

                                    Exhibit 1

                                Option Agreement

                             STOCK OPTION AGREEMENT

      Option granted by PowerHouse Technologies Group, Inc. a Delaware corporation (the "Corporation"), to Wall Street Consultants, Inc., a New York corporation (which together with its assigns is sometimes hereinafter referred to as the "Grantee"):

      1. The Option. The Corporation grants to the Grantee, effective on September 26, 2005 (the "Date of Grant"), a stock option (the "Option") to purchase, on the terms and conditions herein set forth, up to 350,000 (the "Shares") of the Corporation's fully-paid, nonassessable shares of common stock, par value $0.0001 per share ("Common Stock"), at the purchase price for the Shares set forth in Section 2 below.

      2. The Purchase Price. The purchase price of the Shares shall be $0.60 per share (the "Purchase Price"), as such Purchase Price shall be adjusted from time to time pursuant to Section 9.

      3. Exercise of Option.

         (a) The Option is exercisable over a period ending five years from the Date of Grant (the "Option Period"). The Option may be exercised from time to time during the Option Period as to the total number of Shares subject to this Option, or any lesser amount thereof, and the Option shall continue as to any unexercised Shares.

         (b) In the event the Grantee elects to exercise all or any portion of the Option, the Grantee shall deliver to the Corporation written notice (the "Notice") of such election, which Notice shall specify the number of Shares in respect of which the Option is to be exercised, along with payment of the Purchase Price of the Shares in respect of which the Option is exercised. The Purchase Price shall be paid in full in United States dollars at the time of exercise. If the Option is exercised in accordance with the provisions of this Agreement, the Corporation shall deliver as soon as practicable to the Grantee a certificate or certificates representing the number of Shares in respect of which the Option is being exercised, which Shares shall be registered in the holder's name.

      4. Sale of Shares. The Grantee shall not be entitled to sell, transfer, or distribute the Shares or the Option except pursuant to (i) an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or (ii) if there be no registration statement in effect, pursuant to an exemption from registration under the Act. Prior to offering or selling the Shares or the Option upon a claim of exemption, the holder shall obtain a written opinion from counsel reasonably satisfactory to the Corporation to the effect that such exemption is available or shall deliver a "no-action" letter from the Securities and Exchange Commission with respect to the proposed sale, transfer or distribution of the Shares or the Option.

      5. Registration Rights. The Corporation agrees that, for so long as the Option remains exercisable and for a period of two years thereafter, whenever the Corporation proposes to file with the Securities and Exchange Commission a registration statement (other than as to securities issued pursuant to an employee benefit plan or as to a merger, acquisition or similar transaction subject to Rule 145 promulgated under the Securities Act), the Corporation shall, at least 30 days prior to such filing, give written notice of such proposed filing to the Grantee setting forth the facts with respect to such proposed filing, and shall offer to include in any such filing the Shares subject to the Option provided that the Corporation receives a request therefore at least 10 days prior to the proposed filing date. All fees, disbursements and out-of-pocket expenses in connection with the filing of any registration statement and in complying with applicable securities and blue sky laws shall be borne by the Corporation.

      The Corporation will indemnify and hold harmless the Grantee and each person who controls the Grantee within the meaning of Section 15 of the Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in any settlement effected with the Corporation's consent (not to be unreasonably withheld) of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based on (A) any untrue statement or alleged untrue statement of a material fact contained in the registration statement filed with respect to the Shares (including any related preliminary or definitive prospectus, or any amendment or supplement to such registration statement or prospectus), (B) any omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, or (C) any violation by the Corporation of the Act, the Exchange Act, any blue sky laws or any rule or regulation thereunder in connection with such registration; provided however, that the Corporation will not be liable to the extent that such loss, claim, damage, expense or liability arises from and is based solely on a material untrue statement and in conformity with information furnished in writing to the Corporation by the Grantee expressly for use in such registration statement. With respect to the matter referred to in the proviso of the foregoing sentence, the Grantee will indemnify and hold harmless the Corporation from and against any and all losses, claims, damages, expenses and liabilities, joint or several, to which it may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise to the same extent provided in the immediately preceding sentence.

      Promptly after receipt by an indemnified party of notice of the commencement of any action involving matters referred to in the foregoing paragraph, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, send written notice thereof to the indemnifying party, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof at its own expense with counsel reasonably satisfactory to the indemnified party or parties, and in such case, if the indemnified party desires to retain its own counsel, the expense of such counsel shall be borne by the indemnified party.

      6. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties' respective successors and assigns.

      7. Expiration of Option. This Option is not exercisable after the expiration of five years from the Date of Grant.

      8. Rights. The Grantee shall not, by reason of the granting to it of the Option, have or thereby acquire any rights of a stockholder of the Corporation with respect to any Shares unless and until it has tendered full payment of the Purchase Price for such Shares.

      9. Adjustments of Purchase Price.

         (a) In case the Corporation after the Date of Grant shall (i) pay a stock dividend or make a distribution in shares of capital stock of the Corporation, or (ii) sub-divide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Corporation, the exercise right and the Purchase Price in effect immediately prior to such action shall be adjusted so that the Grantee shall be entitled to receive the number of shares of capital stock of the Corporation which it would have owned immediately following such action had such Option been exercised immediately prior thereto. An adjustment made pursuant to this sub-Section 9(a) shall, in the case of a subdivision, combination or reclassification become effective retroactively immediately after the effective date thereof and shall, in case of a dividend or distribution, become effective retroactively immediately after the record date thereof, subject in each case to the provisions of sub-Section 9(e). If, as a result of an adjustment made pursuant to this sub-Section 9(a), the Grantee shall become entitled to receive shares of two or more classes of capital stock of the Corporation, the Board of Directors of the Corporation (whose determination shall be conclusive) shall determine the allocation of the adjusted Purchase Price between or among shares of such classes of capital stock.

         (b) In the case the Corporation after the Date of Grant shall issue rights or warrants to all the holders of Common Stock entitling them (for a period expiring more than 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as defined in sub-Section 9(d)) at the record date mentioned below, then, and thereafter successively upon each such issuance, the Purchase Price in effect immediately prior to the issuance of such rights or warrants shall forthwith be reduced to a price (calculated to the nearest full cent) determined by multiplying the Purchase Price in effect immediately prior to such issuance by a fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of additional shares so offered would purchase at such current market price and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such record date plus the number of additional shares of Common Stock offered for subscription or purchase. An adjustment made pursuant to this sub-Section 9(b) shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive rights or warrants as aforesaid, subject to the provisions of sub-Section 9(e).

            (c) In case the Corporation after the Date of Grant shall distribute to all the holders of Common Stock any evidences of its indebtedness or any assets (other than a cash distribution made as a dividend payable out of earnings or out of any surplus legally available for dividends under the laws of the jurisdiction of incorporation of the Corporation) or rights to subscribe or purchase other than rights to subscribe for or purchase Common Stock, then, and thereafter successively upon each such distribution, the Purchase Price in effect immediately prior to such distribution shall forthwith be reduced to a price (calculated to the nearest full cent) determined by multiplying the Purchase Price in effect immediately prior to such distribution by a fraction the numerator of which shall be the current market price per share of Common Stock (as defined in sub-Section 9(d)) at the record date mentioned below, less the then fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) of the portion of such evidences of indebtedness or such assets so distributed, or of such subscription or purchase rights, applicable to one share of Common Stock and the denominator of which shall be the current market price per share. An adjustment made pursuant to this sub-Section 9(c) shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution, subject to the provisions of sub-Section 9(e).

            The certificate of any independent firm of public accountants of recognized standing selected by the Board of Directors of the Corporation shall be conclusive evidence of the correctness of any computation made under sub-Section 9(a) through 9(c). All calculations under this Section 9 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

            (d) For the purposes of any computation under sub-Section 9(a) through 9(c) hereof, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for the 30 consecutive business days commencing 45 business days before the day in question. The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale take place on such day, the average of the reported closing bid and asked prices regular way, in either case as officially reported by the New York Stock Exchange, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, as officially reported by such exchange, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last reported sale price regular way on the Over-The-Counter Bulletin Board, or if no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, or if the Common Stock is not then listed and admitted to trading on the Over-The-Counter Bulletin Board, the average of the closing bid and asked prices as furnished by a securities broker-dealer which during the period was a principal market maker in the Common Stock, selected by the Corporation for the purpose.

            (e) No adjustment of the Purchase Price shall be required under sub-
Section 9(a) through 9(c) hereof if the amount of such adjustment is less than $.10; provided, however, that any adjustments which by reason of the foregoing are not required at the time to be made shall be carried forward and taken into account and included in determining the amount of any subsequent adjustment. If the Corporation shall take a record of the holders of Common Stock for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to stockholders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment of the Purchase Price shall be required by reason of the taking of such record.

            (f) In case the Corporation after the Date of Grant shall take any action affecting the Common Stock, other than actions described in sub-Sections 9(a) through 9(c), which in the opinion of the Board of Directors of the Corporation would materially affect the rights of the Grantee, the Purchase Price and shares purchasable on exercise of the Option shall be adjusted in such manner, if any, and at such time, as the Board of Directors of the Corporation, in its sole discretion, may determine to be equitable in the circumstances.

            (g) Whenever the Purchase Price is adjusted pursuant to this Section 9, the Corporation shall promptly provide to the Grantee a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, and specifying the Purchase Price and the number or kind or class of shares or other securities or property purchasable upon exercise of the Option after giving effect to such adjustment.

            (h) In case the Corporation after the Date of Grant shall propose
(i) to pay any dividend payable in stock to the holders of Common Stock or to make any other distribution (other than cash dividends as referred to in sub-Section (c) hereof) to the holders of Common Stock, or (ii) to offer to the holders of Common Stock rights to subscribe to or purchase any additional shares of any class or any other rights or options, or (iii) to effect any reclassification of Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock) or any capital reorganization, or any consolidation or merger, or any sale, transfer or other disposition of its property, assets and business substantially as an entirety, or the liquidation, dissolution or winding up of the Corporation, then, in each such case, the Corporation shall mail, first class, postage prepaid, to the Grantee notice of such proposed action, which shall specify the date on which the books of the Corporation shall close, or a record be taken, for such stock dividend or other distribution or such rights or options, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date for participation therein by the holders of Common Stock if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Purchase Price and the number or kind or class of shares or other securities or property purchasable upon exercise of the Option after giving effect to any adjustment which will be required as a result of such action. Such notice shall be mailed in the case of any action covered by clause (i) or (ii) above at least ten days prior to the record date for determining holders of the Common Stock for purposes of such action, and in the case of any action covered by clause (iii) above at least ten days prior to the date of the taking of such proposed action.

            (i) Failure to provide any certificate or notice or to mail any notice, or any defect in any certificate or notice, pursuant to sub-Sections 9(g) and 9(h), shall not affect the legality or validity of the adjustment in the Purchase Price and the number or kind or class of shares or other securities or property purchasable on exercise of the Option or of any transaction giving rise thereto.

            (j) For the purposes of this Section 9, the number of shares of Common Stock of the Corporation at any time outstanding shall not include shares then owned or held by or for the account of the Corporation.

            (k) For the purposes of this Section 9, the term "Common Stock" shall mean (i) the class of stock designated as the common stock, par value $0.0001 per share, of the Corporation, at the Date of Grant or (ii) any other class of stock resulting from successive changes or reclassifications of such common stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 9, shares other than shares of Common Stock are issuable upon exercise of the Option, thereafter the number of such other shares so issuable shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 9, and all other provisions of this Agreement with respect to Common Stock shall apply on like terms to any such other shares. Subject to the foregoing, and unless the context requires otherwise, all references to Common Stock in this Agreement shall, in the event of an adjustment pursuant to this Section 9, be deemed to refer also to any other securities or property then issuable upon exercise of the Option as a result of such adjustments.

            (l) On September 26, 2005 the Corporation sold Common Stock and issued Common Stock Purchase Warrants pursuant to several Common Stock and Warrant Purchase Agreements in substantially the same form, each dated as of September 21, 2005 (as amended from time to time, the "Purchase Agreements"), by and among the Corporation and certain purchasers named therein (the "PIPE Transaction"). A copy of one of the Purchase Agreements has been provided to the Grantee. Notwithstanding the provisions of this Section 9 or any other provisions of this Agreement to the contrary, the PIPE Transaction and the issuance of shares of Common Stock, warrants or other securities pursuant to, and the other transactions contemplated by, the Purchase Agreements, whether occurring prior to, on or after the Date of Grant, shall not cause or result in any adjustment of the Purchase Price or the number of shares of Common Stock or other securities purchasable upon exercise of the Option.

      10. Consolidation or Merger. In case, after the Date of Grant, as a result of a merger or consolidation of the Corporation into or with another corporation, or the sale or other transfer of the Corporation's property, assets and business substantially as an entirety to a successor corporation, the Common Stock is in effect changed, in whole or in part, into a different kind or class of stock or other securities or property, the Corporation, or the successor corporation, as the case may be, shall execute and deliver to the Grantee a supplemental agreement providing that the Grantee shall have the right thereafter (until the expiration of the right of exercise of the Option) to receive upon exercise of the Option the kind and amount of shares of stock or other securities or property receivable upon such merger or consolidation, or upon the dissolution following such sale or other transfer, by a holder of the number of shares of Common Stock of the Corporation issuable upon exercise of the Option immediately prior to such change. Such supplemental agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments provided for in this Agreement. The provisions of this Section 10 shall similarly apply to successive mergers or consolidations or sales or other transfers.

      11. Fractional Interests. The Corporation shall not be required to issue fractional shares of Common Stock or to make any payment in cash upon any exercise of the Option, but if the number of shares of Common Stock purchasable upon exercise of the Option has been adjusted pursuant to sub-Section 9(a), in respect of any final fraction of a share which the Grantee would otherwise be entitled to purchase upon such exercise, the Corporation may, in its sole discretion, (a) make a payment in cash based on the market price of the Common Stock on the basis of the closing price (as provided in the second sentence of sub-Section 9(d)) on the business day next preceding the date of exercise or (b) make such other provisions with respect to such fractional shares as it shall determine.

      12. Reserve of Shares. The Corporation will reserve and set aside and have at all times, free from preemptive rights, the number of shares of authorized but unissued Common Stock deliverable upon exercise of the Option, and it will have at all times any other rights or privileges provided for therein sufficient to enable it at all times to fulfill all of its obligations in this Agreement.

      13. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

                                     * * *

      If the foregoing is in accordance with the Grantee's understanding and approved by it, it may so confirm by signing and returning the duplicate of this Agreement delivered for that purpose.

                                           POWERHOUSE TECHNOLOGIES GROUP, INC.

                                           By: ______________________________

Dated: September 26, 2005

The foregoing is in accordance with the undersigned's understanding and is hereby confirmed and agreed to as of the Date of Grant.

                                           WALL STREET CONSULTANTS, INC.

                                           By: ______________________________

Dated: September 26, 2005

                                    Exhibit 2

                                   WSG Release

                                     RELEASE

      To all to whom these presents shall come or may concern, know that THE WALL STREET GROUP, INC., a New York corporation, and WALL STREET CONSULTANTS, INC., a New York corporation, on their own behalf and on behalf of their predecessors, parents, subsidiaries, affiliates, divisions, directors, officers, employees, agents, members, and partners (hereinafter referred to individually and collectively as the "RELEASORS"), jointly and severally, for good and valuable consideration received from POWERHOUSE TECHNOLOGIES GROUP, INC., a Delaware corporation, receipt whereof is hereby acknowledged, hereby forever release and forever discharge POWERHOUSE TECHNOLOGIES GROUP, INC. and AGATE TECHNOLOGIES, INC., a Delaware corporation, and each of their predecessors, parents, subsidiaries, affiliates, divisions, directors, officers, agents, employees, members, and partners (hereinafter referred to individually and collectively as the "RELEASEES") and RELEASEES' heirs, executors, administrators, successors and assigns, from any and all claims, debts, demands, causes of action, losses, suits, contracts, agreements, obligations, costs, damages, controversies, judgments, liabilities and other claims of any kind or nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, in equity or in law or otherwise, which against any of the RELEASEES, any of the RELEASORS or any of the RELEASORS' heirs, executors, administrators, successors or assigns, ever had, now have or in the future can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE.

      This RELEASE is made in connection with that certain Settlement Agreement, dated September 26, 2005 (the "Settlement Agreement"), among The Wall Street Group, Inc., Wall Street Consultants, Inc., and PowerHouse Technologies Group, Inc. in connection with an arbitration before the American Arbitration Association entitled The Wall Street Group, Inc. and PowerHouse Technologies Group, Inc., Case Number 13 117 Y 00213 05 (the "Arbitration"). This RELEASE is intended to release all claims that were asserted or could have been asserted by any of the RELEASORS against any of the RELEASEES in the Arbitration and, in addition, all other claims that any of the RELEASORS ever had, now have or hereafter can, shall or may have against any of the RELEASEES for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE.

      Notwithstanding anything to the contrary contained herein, nothing in this RELEASE or the Settlement Agreement shall be construed to release The Wall Street Group, Inc., Wall Street Consultants, Inc. or PowerHouse Technologies Group, Inc. from any of its obligations pursuant to the Settlement Agreement.

      Notwithstanding any arbitration or appraisal provisions contained in any underlying or other agreement, the construction and effect of this RELEASE shall be determined solely in a court of competent jurisdiction.

      This RELEASE may not be changed orally.

      IN WITNESS WHEREOF, The Wall Street Group, Inc. and Wall Street Consultants, Inc. have each caused this RELEASE to be executed by its duly authorized officer and its corporate seal to be hereunto affixed on September___, 2005.

IN PRESENCE OF:
                                           THE WALL STREET GROUP, INC.

                                           By: _____________________________
                                           Name:
                                           Title:

                                           WALL STREET CONSULTANTS, INC.

                                           By: _____________________________
                                           Name:
                                           Title:

STATE OF_____________________ )
                              ) ss.:
COUNTY OF____________________ )

      On the ___ day of _________, 2005, before me, the undersigned, personally appeared _________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                        ________________________________________
                                           Notary Public

STATE OF_____________________ )
                              ) ss.:
COUNTY OF____________________ )

      On the ____ day of___________, 2005, before me, the undersigned, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                        ________________________________________
                                           Notary Public

                                   Exhibit 3

                                  PTG Release

                                     RELEASE

      To all to whom these presents shall come or may concern, know that POWERHOUSE TECHNOLOGIES GROUP, INC., a Delaware corporation, on its own behalf and on behalf of its predecessors, parents, subsidiaries, affiliates, divisions, directors, officers, employees, agents, members, and partners, and on behalf of Agate Technologies, Inc. (hereinafter referred to individually and collectively as the "RELEASORS"), jointly and severally, for good and valuable consideration received from THE WALL STREET GROUP, INC., a New York corporation, and WALL STREET CONSULTANTS, INC., a New York corporation, receipt whereof is hereby acknowledged, hereby forever releases and forever discharges THE WALL STREET GROUP, INC. and WALL STREET CONSULTANTS, INC. and each of their predecessors, parents, subsidiaries, affiliates, divisions, directors, officers, agents, employees, members, and partners (hereinafter referred to individually and collectively as the "RELEASEES") and RELEASEES' heirs, executors, administrators, successors and assigns, from any and all claims, debts, demands, causes of action, losses, suits, contracts, agreements, obligations, costs, damages, controversies, judgments, liabilities and other claims of any kind or nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, in equity or in law or otherwise, which against any of the RELEASEES, any of the RELEASORS or any of the RELEASORS' heirs, executors, administrators, successors or assigns, ever had, now have or in the future can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE.

      This RELEASE is made in connection with that certain Settlement Agreement, dated September 26, 2005 (the "Settlement Agreement"), among The Wall Street Group, Inc., Wall Street Consultants, Inc., and PowerHouse Technologies Group, Inc. in connection with an arbitration before the American Arbitration Association entitled The Wall Street Group, Inc. and PowerHouse Technologies Group, Inc., Case Number 13 117 Y 00213 05 (the "Arbitration"). This RELEASE is intended to release all claims that were asserted or could have been asserted by any of the RELEASORS against any of the RELEASEES in the Arbitration and, in addition, all other claims that any of the RELEASORS ever had, now have or hereafter can, shall or may have against any of the RELEASEES for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE.

      Notwithstanding anything to the contrary contained herein, nothing in this RELEASE or the Settlement Agreement shall be construed to release The Wall Street Group, Inc., Wall Street Consultants, Inc. or PowerHouse Technologies Group, Inc. from any of its obligations pursuant to the Settlement Agreement.

      Notwithstanding any arbitration or appraisal provisions contained in any underlying or other agreement, the construction and effect of this RELEASE shall be determined solely in a court of competent jurisdiction.

      This RELEASE may not be changed orally.

      IN WITNESS WHEREOF, PowerHouse Technologies Group, Inc. has caused this RELEASE to be executed by its duly authorized officer and its corporate seal to be hereunto affixed on September___, 2005.

IN PRESENCE OF:

                                           POWERHOUSE TECHNOLOGIES
                                           GROUP, INC.

                                           By: _________________________________
                                           Name:
                                           Title:

STATE OF_______________ )
                        ) ss.:
COUNTY OF______________ )

      On the ____ day of ____________, 2005, before me, the undersigned, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed' the instrument.

                                        ________________________________________
                                           Notary Public

                                   Exhibit 4

                                  Stipulation

                        AMERICAN ARBITRATION ASSOCIATION

                          STIPULATION OF DISMISSAL WITH
                          PREJUDICE AND WITHOUT COSTS

In the Matter of the Arbitration between:

The Wall Street Group, Inc.
and
Powerhouse Technologies, Inc.
13 117 Y 00213 05

Case Manager: Hannah R. Cook

      IT IS HEREBY STIPULATED AND AGREED, by and between the undersigned, the attorneys of record for the parties to the above-entitled arbitration, that the arbitration be and the same hereby is dismissed with prejudice and without costs to either party as against the other. This Stipulation may be filed with the American Arbitration Association without further notice.

Dated: New York, New York
       September 26, 2005

                                           McElroy, Deutsch, Mulvaney, &
                                           Carpenter, LLP

                                           By _________________________________
                                           Attorneys for Claimant
                                           The Wall Street Group, Inc.
                                           88 Pine Street
                                           New York, NY 10005
                                           (212)483-9490

                                           Siller Wilk LLP

                                           By _________________________________

                                           Attorneys for Respondent
                                           PowerHouse Technologies Group,
                                           Inc.
                                           675 Third Avenue
                                           New York, New York 10017
                                           (212)421-2233

                                     - 2 -